Exhibit 21. Subsidiaries of Registrant

1000 Parchment Drive, LLC

Incorporated State: Michigan

ASC Property Management, Inc.

Incorporated State: Louisiana

ASC of Aiken, Inc.

Incorporated State: Delaware

ASC of Brownsville, Inc.

Incorporated State: Delaware

ASC of Corona, Inc.

Incorporated State: California

ASC of East New Orleans, Inc.

Incorporated State: Delaware

ASC of Las Vegas, Inc.

Incorporated State: Nevada

ASC of Louisiana, Inc.

Incorporated State: Louisiana

ASC of Midwest City, Inc.

Incorporated State: Oklahoma

ASC of Palm Springs, Inc.

Incorporated State: California

ASC of Puerto Rico, Inc.

Incorporated State: Delaware

ASC of Reno, Inc.

Incorporated State: Nevada

ASC of St. George, Inc.

Incorporated State: Utah

ASC of Wellington, Inc.

Incorporated State: Florida

Aiken Regional Medical Centers, Inc.

Incorporated State: South Carolina

Business Name: Aiken Regional Medical Centers, Aurora Pavilion Behavioral Health Services and Cancer Institute of Carolina

Aiken Regional Receivables, L.L.C

Incorporated State: Delaware

Alabama Clinical Schools, Inc.

Incorporated State: Alabama

Business Name: Alabama Clinical Schools

Alicante School Elk Grove, LLC

Incorporated State: California

Amarillo Clinical Services, Inc.

Incorporated State: Texas

Ambulatory Surgery Center of Brownsville, L.P.

Incorporated State: Delaware

Ambulatory Surgery Center of Temecula Valley, Inc.

Incorporated State: California

Ambulatory Surgical Center of Aiken, L.L.C.

Incorporated State: South Carolina

Arbour Elder Services, Inc.

Incorporated State: Massachusetts

Business Name: Arbour Senior Care

Arbour Foundation, Inc.

Incorporated State: Massachusetts

Arkansas Surgery Center of Fayetteville, Limited Partnership

Incorporated State: Arkansas

Associated Child Care Educational Services, Inc.

Incorporated State: California

Business Name: Sacramento NPS

Auburn Regional Medical Center, Inc.

Incorporated State: Washington

Business Name: Auburn Regional Medical Center

Auburn Regional Medical Group

Incorporated State: Washington

Auburn Regional Receivables, L.L.C

Incorporated State: Delaware

Braden River Internal Medicine Associates, LLC

Incorporation State: Florida

CCS/Bay County, Inc.

Incorporated State: Florida

CCS/Lansing, Inc.

Incorporated State: Michigan

Business Name: Turning Point Youth Center

CCS/Little Rock, Inc.

Incorporated State: Arkansas

CCS/Meadow Pines, Inc.

Incorporated State: Texas

CCS/Rivendell of Kentucky, Inc.

Incorporated State: Kentucky

Capitol Radiation Therapy, L.L.P.

Incorporated State: Kentucky

Casa de Lago, L.L.C.

Incorporated State: Delaware

Central Montgomery Medical Center, L.L.C.

Incorporated State: Pennsylvania

Central Montgomery Receivables, L.L.C.

Incorporated State: Delaware

Chalmette Medical Center, Inc.

Incorporated State: Louisiana

Children’s Comprehensive Services, Inc.

Incorporated State: Tennessee

Choate Health Management, Inc.

Incorporated State: Massachusetts

Community Behavioral Health, L.L.C.

Incorporated State: Delaware

Business Name: Community Behavioral Health

Comprehensive Occupational and Clinical Health, Inc.

Incorporated State: Florida

Del Amo Hospital, Inc.

Incorporated State: California

Business Name: Del Amo Hospital

Diagnostics of Wellington, LLC

Incorporated State: Florida

District Hospital Partners Receivables, L.L.C

Incorporated State: Delaware

District Hospital Partners, L.P.

Incorporated State: District of Columbia

Business Name: The George Washington University Hospital

Doctors’ Hospital of Shreveport, Inc.

Incorporated State: Louisiana

Edinburg Ambulatory Surgical Center, Inc.

Incorporated State: Texas

Edinburg Holdings, Inc.

Incorporated State: Delaware

Edinburg MOB Properties, LLC

Incorporated State: Texas

Edinburg Surgery Center, L.P.

Incorporated State: Delaware

Elmira NPS, LLC

Incorporated State: California

Eye Surgery Specialists of Puerto Rico, L.L.C.

Incorporated State: Delaware

Business Name: OJOS/Eye Surgery Specialists of Puerto Rico

Forest View Psychiatric Hospital, Inc.

Incorporated State: Michigan

Business Name: Forest View Hospital

Fort Duncan Medical Center, Inc.

Incorporated State: Delaware

Fort Duncan Medical Center, L.P.

Incorporated State: Delaware

Business Name: Fort Duncan Regional Medical Center

Fort Duncan Medical Receivables, L.L.C

Incorporated State: Delaware

Frontline Behavioral Health, Inc.

Incorporated State: Delaware

Frontline Children’s Hospital, L.L.C.

Incorporated State: Delaware

Frontline Hospital, LLC

Incorporated State: Delaware

Business Name: North Star Hospital and North Star DeBarr Residential Treatment Center

Frontline Residential Treatment Center, LLC

Incorporated State: Delaware

Business Name: North Star Bragaw and North Star Palmer Residential Treatment Center

Glen Oaks Hospital, Inc.

Incorporated State: Texas

Business Name: Glen Oaks Hospital

Gulph Investments

Incorporated State: Maryland

Gulph Mills Insurance, Ltd.

Incorporation State: Nevada

HRI Clinics, Inc.

Incorporated State: Massachusetts

Business Name: Arbour Counseling Services

HRI Hospital, Inc.

Incorporated State: Massachusetts

Business Name: Arbour-HRI Hospital

Health Care Finance & Construction Corp.

Incorporated State: Delaware

Heart Clinic, P.L.L.C.

Incorporated State: Texas

KEYS Group Holdings, LLC

Incorporated State: Delaware

Keystone Charlotte LLC

Incorporated State: North Carolina

Business Name: Keys of Carolina

Keystone Continuum LLC

Incorporated State: Tennessee

Business Name: Cedar Grove Residential Treatment Center, Mountain Youth Academy, Natchez Trace Youth Academy and Upper East TN Juvenile Detention Center

Keystone DJJ LLC

Incorporated State: Florida

Business Name: Bristol Youth Academy and Jacksonville Youth Center

Keystone Detention LLC

Incorporated State: Alabama

Keystone Education Transportation, LLC

Incorporated State: California

Business Name: Vallejo NPS

Keystone Education and Youth Services, LLC

Incorporated State: Tennessee

Keystone JJAEP LLC

Incorporated State: Texas

Business Name: Nueces County JJAEP NPS

Keystone Marion, LLC

Incorporated State: Virginia

Business Name: Marion Youth Center

Keystone Memphis, LLC

Incorporated State: Tennessee

Business Name: Compass Intervention Center and McDowell Center for Children

Keystone NPS LLC

Incorporated State: California

Business Name: Grand Terrace NPS, Hemet NPS, Rancho Cucamonga NPS, Riverside NPS, Steele Canyon NPS and Victorville NPS

Keystone Newport News, LLC

Incorporated State: Virginia

Business Name: Keystone Newport News

Keystone Richland Center LLC

Incorporated State: Ohio

Business Name: Foundations for Living

Keystone Savannah, LLC

Incorporated State: Georgia

Keystone WSNC, L.L.C.

Incorporated State: North Carolina

Business Name: Old Vineyard Behavioral Health Services

Keystone/CCS Partners LLC

Incorporated State: Delaware

La Amistad Residential Treatment Center, LLC

Incorporated State: Florida

Business Name: Central Florida Behavioral Hospital and La Amistad Behavioral Health Services

Lakewood Ranch Imaging Center, L.L.C.

Incorporated State: Florida

Lakewood Ranch Medical Group, LLC

Incorporation State: Florida

Lakewood Ranch Neurology, LLC

Incorporation State: Florida

Lakewood Ranch Therapy, LLC

Incorporation State: Florida

Lancaster Hospital Corporation

Incorporated State: California

Business Name: Lancaster Community Hospital and Palmdale Regional Medical Center

Lancaster Hospital Receivables, L.L.C

Incorporated State: Delaware

Laredo ASC, Inc.

Incorporated State: Texas

Laredo Holdings, Inc.

Incorporated State: Delaware

Laredo MOB Partners, Ltd.

Incorporated State: Texas

Laredo Providence Management, L.L.C.

Incorporated State: Texas

Laredo Regional Medical Center, L.P.

Incorporated State: Delaware

Business Name: Doctors’ Hospital of Laredo

Laredo Regional Receivables, L.L.C

Incorporated State: Delaware

Laredo Regional, Inc.

Incorporated State: Delaware

Manatee Memorial Hospital, L.P.

Incorporated State: Delaware

Business Name: Manatee Memorial Hospital and Lakewood Ranch Medical Center

Manatee Memorial Receivables, L.L.C

Incorporated State: Delaware

McAllen Edinburg Health Care Network Physician Hospital Organization

Incorporated State: Texas

McAllen Heart Hospital, L.P.

Incorporated State: Texas

McAllen Holdings, Inc.

Incorporated State: Delaware

McAllen Hospitalist Group, PLLC

Incorporated State: Texas

McAllen Hospitals Receivables, L.L.C

Incorporated State: Delaware

McAllen Hospitals, L.P.

Incorporated State: Delaware

Business Name: Edinburg Children’s Hospital, Edinburg Regional Medical Center, McAllen Medical Heart Hospital, South Texas Health System, McAllen Medical Center, South Texas Behavioral Health Center, Edinburg Regional Rehab Center

McAllen Medical Center Foundation

Incorporated State: Texas

McAllen Medical Center Physicians, Inc.

Incorporated State: Texas

McAllen Medical Center, Inc.

Incorporated State: Delaware

Meridell Achievement Center, Inc.

Incorporated State: Texas

Business Name: Meridell Achievement Center

Merion Building Management, Inc.

Incorporated State: Delaware

Nevada Preferred Professionals, Inc.

Incorporated State: Nevada

Nevada Radiation Oncology Center-West, L.L.C.

Incorporated State: Nevada

Business Name: Cancer Institute of Nevada

Northern Nevada Diagnostic Imaging-Spanish Springs, L.L.C

Incorporated State: Nevada

Northern Nevada Medical Group, LLC

Incorporation State: Nevada

Northwest Texas Healthcare Receivables, L.L.C

Incorporated State: Delaware

Northwest Texas Healthcare System, Inc.

Incorporated State: Texas

Business Name: Northwest Texas Healthcare System and The Pavilion at Northwest Texas Healthcare System

Northwest Texas Surgical Hospital, L.L.C.

Incorporated State: Texas

Business Name: Northwest Texas Surgery Center

Oak Plains Academy of Tennessee, Inc.

Incorporation State: Tennessee

Business Name: Oak Plains Academy

Oasis Health Systems, L.L.C.

Incorporated State: Nevada

PPS Courts Services, L.L.C

Incorporated State: South Carolina

Palmdale Regional Medical Foundation

Incorporated State: California

Park HealthCare Company

Incorporated State: Tennessee

Pendleton Methodist Hospital, L.L.C.

Incorporated State: Delaware

Pennsylvania Clinical Schools, Inc.

Incorporated State: Pennsylvania

Business Name: Pennsylvania Clinical Schools

Plaza Surgery Center Limited Partnership

Incorporated State: Nevada

Professional Probation Services, Inc.

Incorporated State: Georgia

Professional Surgery Corporation of Arkansas

Incorporated State: Arkansas

Providence ASC Management, L.L.C.

Incorporated State: Texas

Provo Canyon School, Inc.

Incorporated State: Utah

Radiation Oncology Center of Aiken, LLC

Incorporation State: South Carolina

Rancho Springs Receivables, L.L.C

Incorporated State: Delaware

Relational Therapy Clinic, Inc.

Incorporated State: Louisiana

Ridge Outpatient Counseling, L.L.C.

Incorporated State: Kentucky

River Crest Hospital, Inc.

Incorporated State: Texas

Business Name: River Crest Hospital

River Oaks, Inc.

Incorporated State: Louisiana

Business Name: River Oaks Hospital

South King Ambulatory Services, LLC

Incorporated State: Delaware

Southeastern Hospital Corporation

Incorporated State: Tennessee

Southside Imaging Center, LLC

Incorporation State: South Carolina

Southwest Neuroscience Pain Center, LLP

Incorporation State: Texas

Southwest Outpatient Imaging Center, LLC

Incorporated State: California

Sparks Family Hospital Receivables, L.L.C

Incorporated State: Delaware

Sparks Family Hospital, Inc.

Incorporated State: Nevada

Business Name: Northern Nevada Medical Center

St. Louis Behavioral Medicine Institute, Inc.

Incorporated State: Missouri

Business Name: St. Louis Behavioral Medicine Institute

St. Mary’s Physician Associates, L.L.C

Incorporated State: Oklahoma

Stonington Behavioral Health, Inc.

Incorporated State: Delaware

Business Name: Stonington Institute

Summerlin Hospital Medical Center, LLC

Incorporated State: Delaware

Summerlin Hospital Medical Center, L.P.

Incorporated State: Delaware

Summerlin Hospital Receivables, L.L.C

Incorporated State: Delaware

Surgery Center Property, L.L.C.

Incorporated State: Delaware

Surgery Center at Centennial Hills, L.L.C

Incorporated State: Nevada

Surgery Center at Wellington, L.L.C.

Incorporated State: Florida

Business Name: Surgery Center at Wellington

Surgery Center of New Orleans East, L.L.C.

Incorporated State: Delaware

Surgery Center of the Temecula Valley, L.L.C.

Incorporated State: Delaware

Tennessee Clinical Schools, LLC

Incorporated State: Tennessee

Business Name: Hermitage Hall

TexomaCare

Incorporated State: Texas

The Arbour, Inc.

Incorporated State: Massachusetts

Business Name: The Arbour Hospital

The Bridgeway, Inc.

Incorporated State: Arkansas

Business Name: The Bridgeway

The Friends of Wellington Regional Medical Center, Inc.

Incorporated State: Florida

The Pavilion Foundation

Incorporated State: Illinois

Business Name: The Pavilion

Trenton Street Corporation

Incorporated State: Texas

Turning Point Care Center, Inc.

Incorporated State: Georgia

Business Name: Turning Point Care Center

Two Rivers Psychiatric Hospital, Inc.

Incorporated State: Delaware

Business Name: Two Rivers Psychiatric Hospital

UHS Advisory, Inc.

Incorporated State: Delaware

UHS Broadlane Holdings L.P.

Incorporated State: Delaware

UHS Building Solutions, Inc.

Incorporation State: Delaware

UHS Children Services, Inc.

Incorporated State: Delaware

UHS Front Royal, L.L.C.

Incorporated State: Delaware

UHS Good Samaritan, L.L.C.

Incorporated State: Delaware

Business Name: Good Samaritan Counseling Center

UHS Holding Company, Inc.

Incorporated State: Nevada

UHS International, Inc.

Incorporated State: Delaware

UHS Kentucky Holdings, L.L.C.

Incorporated State: Delaware

UHS Midwest Center for Youth and Families, LLC

Incorporated State: Indiana

Business Name: Midwest Center for Youth and Families

UHS Oklahoma City LLC

Incorporated State: Oklahoma

Business Name: Cedar Ridge Residential Treatment Center and Cedar Ridge/Oklahoma Residential Treatment Center

UHS Receivables Corp.

Incorporated State: Delaware

UHS Recovery Foundation, Inc.

Incorporated State: Pennsylvania

Business Name: Keystone Center

UHS Sahara, Inc.

Incorporated State: Delaware

Business Name: Spring Mountain Sahara

UHS Surgical Hospital of Texoma, LLC

Incorporated State: Texas

UHS of Anchor, L.P.

Incorporated State: Delaware

Business Name: Anchor Hospital, Crescent Pines Hospital, and Southern Crescent Behavioral Health System

UHS of Barstow, L.L.C.

Incorporated State: Delaware

UHS of Benton Day School and Treatment Program, Inc.

Incorporated State: Delaware

UHS of Benton, Inc.

Incorporated State: Delaware

Business Name: Rivendell Behavioral Health Services of Arkansas

UHS of Blue Ridge Mountains, L.L.C.

Incorporated State: South Carolina

UHS of Bowling Green, LLC

Incorporated State: Delaware

Business Name: Rivendell Behavioral Health Services of Kentucky

UHS of Centennial Peaks, LLC

Incorporation State: Delaware

Business Name: Centennial Peaks Hospital

UHS of Colorado, L.L.C.

Incorporated State: Delaware

UHS of Cornerstone Holdings, Inc.

Incorporated State: Delaware

UHS of Cornerstone, Inc.

Incorporated State: Delaware

UHS of D.C., Inc.

Incorporated State: Delaware

UHS of Delaware, Inc.

Incorporated State: Delaware

UHS of Denver, Inc.

Incorporated State: Delaware

Business Name: Highlands Behavioral Health System

UHS of Dover, L.L.C.

Incorporated State: Delaware

Business Name: Dover Behavioral Health System

UHS of Doylestown, L.L.C.

Incorporated State: Delaware

Business Name: Foundations Behavioral Health System

UHS of Eagle Pass, Inc.

Incorporated State: Delaware

UHS of Fairmount, Inc.

Incorporated State: Delaware

Business Name: Fairmount Behavioral Health System

UHS of Fuller, Inc.

Incorporated State: Massachusetts

Business Name: Arbour- Fuller Hospital

UHS of Georgia Holdings, Inc.

Incorporated State: Delaware

UHS of Georgia, Inc.

Incorporated State: Delaware

UHS of Greenville, Inc.

Incorporated State: Delaware

Business Name: The Carolina Center for Behavioral Health

UHS of Hampton Learning Center, Inc.

Incorporated State: New Jersey

UHS of Hampton, Inc.

Incorporated State: New Jersey

Business Name: Hampton Behavioral Health Center

UHS of Hartgrove, Inc.

Incorporated State: Illinois

Business Name: Hartgrove Hospital

UHS of Hidalgo, Inc.

Incorporated State: Delaware

UHS of Indiana, Inc.

Incorporated State: Indiana

UHS of Kootenai River, Inc.

Incorporated State: Delaware

Business Name: Boulder Creek Academy and Northwest Academy

UHS of Lakeside, LLC

Incorporated State: Delaware

Business Name: Lakeside Behavioral Health System

UHS of Lakewood Ranch, Inc.

Incorporated State: Florida

UHS of Laurel Heights, L.P.

Incorporated State: Delaware

Business Name: Laurel Heights Hospital

UHS of New Orleans, Inc.

Incorporated State: Louisiana

UHS of No. Nevada, LLC

Incorporated State: Nevada

UHS of Odessa, Inc.

Incorporated State: Texas

UHS of Oklahoma Receivables, L.L.C

Incorporated State: Delaware

UHS of Oklahoma, Inc.

Incorporated State: Oklahoma

Business Name: St. Mary’s Regional Medical Center

UHS of Parkwood, Inc.

Incorporated State: Delaware

Business Name: Parkwood Behavioral Health System

UHS of Peachford, L.P.

Incorporated State: Delaware

Business Name: Peachford Behavioral Health System of Atlanta

UHS of Pennsylvania, Inc.

Incorporated State: Pennsylvania

Business Name: Clarion Psychiatric Center, Horsham Clinic, Meadows Psychiatric Center and Roxbury

UHS of Provo Canyon, Inc.

Incorporated State: Delaware

Business Name: Provo Canyon School and Provo Canyon School- Springville Campus

UHS of Puerto Rico, Inc.

Incorporated State: Delaware

Business Name: Hospital San Juan Capestrano

UHS of Ridge, LLC

Incorporated State: Delaware

Business Name: The Ridge Behavioral Health System

UHS of River Parishes, Inc.

Incorporated State: Louisiana

UHS of Rockford, LLC

Incorporated State: Delaware

Business Name: Rockford Center

UHS of Salt Lake City, L.L.C

Incorporated State: Delaware

Business Name: Cottonwood Treatment Center

UHS of Savannah, L.L.C.

Incorporated State: Delaware

Business Name: Coastal Harbor Treatment Center and Coastal Harbor Health System

UHS of Spring Mountain, Inc.

Incorporated State: Delaware

Business Name: Spring Mountain Treatment Center

UHS of Springwoods, L.L.C.

Incorporated State: Delaware

Business Name: Springwoods Behavioral Health

UHS of SummitRidge, LLC

Incorporation State: Delaware

Business Name: SummitRidge Center for Psychiatric and Addictive Medicine

UHS of Sutton, Inc.

Incorporated State: Delaware

Business Name: King George School

UHS of TRC, Inc.

Incorporated State: Delaware

UHS of Talbot, L.P.

Incorporated State: Delaware

Business Name: Talbot Recovery Campus

UHS of Texoma, Inc.

Incorporated State: Delaware

Business Name: Texoma Medical Center and TMC Behavioral Health Center

UHS of Timberlawn, Inc.

Incorporated State: Texas

Business Name: Timberlawn Mental Health System

UHS of Timpanogos, Inc.

Incorporated State: Delaware

Business Name: Center for Change

UHS of Waltham, Inc.

Incorporated State: Massachusetts

UHS of Washington, Inc.

Incorporated State: Washington

UHS of Westwood Pembroke, Inc.

Incorporated State: Massachusetts

Business Name: Pembroke Hospital and Westwood Lodge Hospital

UHS of Wyoming, Inc.

Incorporated State: Delaware

Business Name: Wyoming Behavioral Institute

UHS-Corona Receivables, L.L.C

Incorporated State: Delaware

UHS-Corona, Inc.

Incorporated State: Delaware

Business Name: Corona Regional Medical Center

UHS-Lakeland Medical Center, L.L.C.

Incorporated State: Delaware

UHSD, L.L.C

Incorporated State: Nevada

UHSF, L.L.C

Incorporated State: Delaware

UHSL, L.L.C

Incorporated State: Nevada

United HealthCare of Hardin, Inc.

Incorporated State: Tennessee

Business Name: Lincoln Trail Hospital and Lincoln Trail Behavioral Health System

Universal Community Behavioral Health, Inc.

Incorporated State: Pennsylvania

Universal HMO, Inc.

Incorporated State: Nevada

Universal Health Finance, L.L.C.

Incorporated State: Delaware

Universal Health Network, Inc.

Incorporated State: Nevada

Universal Health Recovery Centers, Inc.

Incorporated State: Pennsylvania

Universal Health Services Foundation

Incorporated State: Pennsylvania

Universal Health Services of Cedar Hill, Inc.

Incorporated State: Texas

Universal Health Services of Palmdale, Inc.

Incorporated State: Delaware

Universal Health Services of Rancho Springs, Inc.

Incorporated State: California

Business Name: Southwest Healthcare System Inland Valley and Southwest Healthcare System Rancho Springs Campus

Universal Treatment Centers, Inc.

Incorporated State: Delaware

Valley Health System, LLC

Incorporated State: Delaware

Business Names: Centennial Hills Hospital Medical Center, Desert Springs Hospital, Spring Valley Hospital Medical Center, Summerlin Hospital Medical Center, Valley Hospital Medical Center

Valley Health System Receivables, L.L.C.

Incorporated State: Delaware

Valley Hospital Medical Center, Inc.

Incorporated State: Nevada

Valley Surgery Center, L.P.

Incorporated State: Delaware

Ventures Healthcare of Gainesville, Inc.

Incorporated State: Tennessee

Victoria Regional Medical Center, Inc.

Incorporated State: Texas

Vista Diagnostic Center, L.L.C.

Incorporated State: Nevada

Wellington Physician Alliances, Inc.

Incorporation State: Florida

Wellington Radiation Oncology Group, LLC

Incorporation State: Florida

Wellington Regional Diagnostic Center, L.L.C.

Incorporated State: Florida

Wellington Regional Health & Education Foundation, Inc.

Incorporated State: Florida

Wellington Regional Medical Center Incorporated

Incorporated State: Florida

Business Name: Wellington Regional Medical Center

Wellington Regional Receivables, L.L.C

Incorporated State: Delaware

Wellington Regional Urgent Care Center, L.L.C

Incorporated State: Florida